UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2015

LUSTROS INC.

(Exact name of Registrant as specified in its charter

Utah	000-30215	45-5313260
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

9025 Carlton Hills Blvd. Ste. A

Santee, CA 92071

(Address of principal executive offices)

Phone: (619) 449-4800

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01          OTHER EVENTS

On February 2, 2015, our Chilean counsel reported the following with regard to the ongoing arbitration of the Congo Project. The Chilean representatives of Lustros were served with an interim ruling that revoked the following measures previously put in place:

•	Injunction over the 600,000 shares in Sulfatos Chile S.A.
•	Injunction over any and all credit that Lustros had/has against Sulfatos Chile S.A.
•	Injunction over all funds that belong to Lustros under the current merchant account (cuenta corriente mercantil) with Sulfatos Chile S.A.
•	Injunction over Lustros’ share in Bluestone SpA.

Lustros Chile SpA continues to vigorously defend against the actions taken and is working through its Chilean attorneys to resolve this matter as soon as reasonably possible.  As further developments arise, they will be reported on a current basis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUSTROS INC.
Date: February 3, 2015	By: /s/ William Farley
William Farley
Chief Executive Officer